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                          Allmerica Investment Trust

   (Supplement Effective November 30, 1998 to Prospectus dated May 1, 1998)


The investment objective of the Select Capital Appreciation Fund under the section entitled, "WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES?", in the attached Trust Prospectus is amended to read in its entirety as follows:

Investment Objective: The Select Capital Appreciation Fund seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective.